UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1685

Name of Registrant:	Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 200- September 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Morgan™ Growth Fund

> Annual Report

September 30, 2006

>	For the fiscal year ended September 30, 2006, Vanguard Morgan Growth Fund returned slightly more than 8%, outpacing its average peer and the Russell 3000
Growth Index.

>	Growth-oriented stocks underperformed their value counterparts during the period.

>	Strong results in the information technology, industrials, and financials sectors generated much of the fund’s total return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	27
About Your Fund’s Expenses	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	8.2%
Admiral™ Shares[1]	8.4
Russell 3000 Growth Index	6.1
Average Multi-Cap Growth Fund[2]	4.9
Dow Jones Wilshire 5000 Composite Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$17.04	$18.34	$0.095	$0.000
Admiral Shares	52.91	56.94	0.398	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Morgan Growth Fund returned more than 8% during the 12 months ended September 30, 2006, a respectable return outpacing the result of its benchmark index and the average return of its peers. For the fifth time in the fund’s last six fiscal years, returns for growth stocks (as measured by the Russell 3000 Growth Index) trailed those of their value-oriented counterparts. Still, the advisors’ strong security selection, particularly among industrial and technology stocks, guided the fund to solid results and success when measured against its comparative standards.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Keen stock selection drove Morgan Growth’s performance

As has been the case for the past several years, investors again favored value-oriented stocks over growth stocks during your fund’s fiscal year. Despite this headwind, the advisors steered the Morgan Growth Fund to a respectable 8.2% result (for Investor Shares). Their fine stock selection in a number of key areas drove the fund to outperform its benchmark and its peer group.

In information technology, the fund’s largest sector, the advisors found success in a diverse collection of companies. Tech giants such as Microsoft and Google were large contributors to return, as were smaller issues in the storage and semiconductor areas. In guiding the fund to a 12% return in this sector, the advisors also skillfully avoided or underweighted several stocks that experienced large declines and dragged the benchmark’s tech stocks down to a modest 3% return for the year.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

The fund’s industrial holdings also performed well, particularly its investments in aviation-related companies. From aircraft manufacturers and aviation equipment makers to air freight delivery services and commercial airliners, these stocks helped to lift the sector to a 21% result.

Other bright spots for the fund included the financials sector, which returned nearly 20%, and the tiny materials sector, which, driven by concentrated positions in metals and mining stocks, posted a 33% return—the highest of any group.

Energy was the only sector to record a negative result (–8%) for the fiscal year, as oil prices fell toward the end of the summer. The large health care and consumer discretionary sectors also registered below-market returns.

Performance should be viewed through a wide-angle lens

If you’re looking for perspective on a fund’s performance, it’s smart to take a step back and get the long-term view. Investment returns are best measured not in months or quarters, but rather, over the span of several years. Morgan Growth Fund, now in its 38th year, has weathered many market cycles. Over the past ten years—a period that included steep bull and bear markets—the fund returned 8.0%. A hypothetical investment of $10,000 made in the fund a decade ago would now be worth $21,656—almost $5,000 more than if the same investment were made in its unmanaged benchmark.

That success is a tribute to the skilled group of advisors who manage the fund: Wellington Management Company, Franklin Portfolio Associates, and Vanguard Quantitative Equity Group. Their task is

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Morgan Growth Fund Investor Shares	8.0%	$21,656
Russell 3000 Growth Index	5.3	16,718
Average Multi-Cap Growth Fund	6.5	18,700
Dow Jones Wilshire 5000 Index	8.6	22,871

aided by the fund’s low expense ratio, which allows a greater portion of the total return to go to shareholders.

Robert D. Rands, who has served as portfolio manager for Wellington’s portion of Morgan Growth since 1994, will retire on December 31. I’d like to thank Bob for his significant contributions and dedication to the fund. Paul E. Marrkand, who has served as co-manager of Wellington’s portion of the fund since 2005, will assume Bob’s responsibilities upon his retirement.

A diversification of thought plays a role in your fund’s success

Like many Vanguard funds, Morgan Growth uses a multimanager approach. The fund’s three advisors bring a diverse set of experiences, ideas, and strategies to their respective portions of the fund. In a sense, this approach reflects Vanguard’s emphasis on one of the core tenets of investing: diversification. Each advisor contributes to the fund’s return while collectively diluting the risks associated with any single strategy.

You can take a page from that book in your own investment plan. A portfolio that is diversified among different investment styles, asset classes, and market segments can capture the returns of the market’s best performers while limiting exposure to the worst. We believe that Morgan Growth Fund can be a key part of such a balanced and diversified investment plan.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 18, 2006

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Morgan Growth Fund	0.42%	0.23%	1.65%

1.Fund expense ratios reflect the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Advisors’ Report

During the fiscal year ended September 30, 2006, Vanguard Morgan Growth Fund returned 8.2% for Investor Shares and 8.4% for Admiral Shares. This performance reflects the combined efforts of your fund’s three independent advisors. The use of three advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Managers:

Robert D. Rands, CFA, Senior Vice President

Paul E. Marrkand, CFA, Vice President

Over the last 12 months, our portion of the Morgan Growth Fund benefited primarily from favorable security selection in the information technology sector. Within technology, the largest contributor to performance was Oracle, the world’s leading database software company. Oracle’s stock price rose as investors began to anticipate the future growth opportunities for the company’s virtualization and application products.

Other meaningful contributors to performance within the sector were NVIDIA, Nokia, and Network Appliance. NVIDIA’s share price increased on the

Vanguard Morgan Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company, LLP	38	2,630	Traditional methods of stock selection—research and analysis—that identify companies believed
			to have above-average growth prospects,
			particularly those in industries undergoing change. Focuses on mid- and
			large-capitalization companies with proven
			records of sales and earnings growth,
			profitability, and cash-flow generation.
Franklin Portfolio Associates, LLC	29	1,977	Quantitative management using a blend of valuation and growth/momentum factors
			to drive stock selection decisions for a mid-cap growth subportfolio.
Vanguard Quantitative Equity Group	29	1,992	Quantitative management using models that assess valuation, marketplace sentiment,
			and balance-sheet characteristics
			of companies versus their peers.
Cash Investments[1]	4	263	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

potential for growth opportunities for the company’s dominant graphics business with the upcoming rollout of Microsoft’s new operating system, Vista. Because of that share appreciation, we sold our position in the company. Nokia’s stock price rose because the company is expected to generate strong profit growth over the coming years with the adoption of third-generation wireless technology. Shares of Network Appliance gained because the firm’s single architecture storage solutions, which offer customers one operating system across all storage systems, allowed the company to gain a significant amount of market share.

Positive stock selection within the industrials sector also boosted the fund’s returns. Strong performers here included Boeing and Rockwell Collins—both companies are expected to experience positive growth during the next aerospace cycle, which should last several years—and Suntech Power, which has strong growth prospects, given its position in the solar panel industry.

Conversely, the consumer discretionary sector detracted from performance—in particular, our holdings in XM Satellite Radio, a satellite radio service provider. Shares of XM Satellite declined after missteps by the management team caused a decline in the company’s free cash flow and market share. We eliminated the holding during the period as we no longer believe that management will be able to generate strong growth in free cash flow in the coming years.

In terms of the economic environment, we remain concerned about the massive United States trade deficit, the high cost of energy, and the debt levels of U.S. consumers. We believe these impediments will reduce the sales growth rates and profit levels of numerous companies over the next several years. Therefore, we seek to invest in innovative companies with the ability to gain market share and grow sales and profits at a solid rate despite a challenging economic environment. At the end of the period, the fund’s largest overweighted positions were in technology, industrials, and energy; the largest underweighted positions were in consumer discretionary and consumer staples.

Franklin Portfolio Associates, LLC

Portfolio Manager: John S. Cone, CFA

Our portion of the fund is benchmarked to the Russell Midcap Growth Index. As a result of our stock selection process, certain characteristics of the portfolio differ from those of the benchmark. For instance, the portfolio had an emphasis on positive momentum (stocks with near-term price-and-earnings growth momentum), as well as an emphasis on positive valuation (stocks with lower price-to-earnings ratios). During the fiscal year, the portfolio’s emphasis on positive valuation helped to boost the fund’s return; however, these gains were greatly offset by our emphasis on positive momentum, which detracted from the portfolio’s performance.

The portfolio benefited from strong stock selection in a mix of industries. In information technology, semiconductor-related stocks such as NVIDIA and LAM Research did well, as did Western Digital, a hard-disk-drive manufacturer. In materials, steelmaker Nucor and mining company Freeport-McMoRan Copper & Gold posted strong results. First Marblehead, a provider of outsourcing services for education lending, was a top pick in the financials sector. Clothing retailer American Eagle Outfitters contributed to the portfolio’s performance in the consumer discretionary sector.

Returns were hindered by poor results from open-source software firm Red Hat, oil- and gas-driller Patterson-UTI Energy, electronic component provider Jabil Circuit, private education firm Career Education, and homebuilder D.R. Horton. Overall results were hurt by our holdings in companies that announced weak earnings or reduced expectations for earnings in the coming year.

Our investment process has identified opportunities in attractively valued mid-cap stocks such as American Eagle Outfitters (retail clothing), Cummins (diesel engines), LAM Research (semiconductor processing equipment), Joy Global (underground and surface mining equipment), and Sherwin-Williams (paints and coatings).

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

Our investment management process combines three stock-ranking models (based on valuation, sentiment, and earnings prospects) to determine attractive investment opportunities among companies of similar sizes and business characteristics. Over the long term, we expect all three models to generate positive and consistent excess returns while providing diversification within our stock-ranking strategy. However, over shorter time periods, the models can vary in their effectiveness. Over the past year, for example, our valuation model performed quite well, while both the marketplace-sentiment and earnings-growth models were less effective. This variance in model contribution is normal within a quantitative framework.

Because we maintain sector weightings that are essentially the same as those in the benchmark index, our results are driven by our success (or lack thereof) in picking the better-performing stocks in each group. During the recent fiscal year, strong stock selection within the consumer discretionary and information technology sectors boosted our results. However, the results were offset by less-successful picks in health care and energy. For example, overweighted positions in retailers J.C. Penney (+46% for the fiscal year), Abercrombie & Fitch (+41%), and American Eagle Outfitters (+89%), as well as in restaurant operator Darden Restaurants (+41%), led our consumer picks. In technology, Agere Systems (+43%) and Freescale Semiconductor (+61%) led the way. On the other hand, overweighted positions in hospital operator Tenet Healthcare (–28%) and energy concerns Patterson-UTI Energy (–34%) and Nabors Industries (–17%) performed poorly.

We continue to believe that the best way to deliver consistent investment results is through a quantitative assessment of fundamental stock factors, coupled with a disciplined risk-control framework that neutralizes those market and company factors that we do not believe can add value over the long term.

Fund Profile
As of September 30, 2006

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	345	1,977	4,974
Median Market Cap	$15.8B	$27.7B	$27.5B
Price/Earnings Ratio	17.6x	21.5x	17.2x
Price/Book Ratio	3.5x	3.9x	3.7x
Yield		1.1%	1.7%
Investor Shares	0.9%
Admiral Shares	1.1%
Return on Equity	18.9%	19.2%	15.4%
Earnings Growth Rate	21.4%	18.8%	15.7%
Foreign Holdings	4.6%	0.0%	1.1%
Turnover Rate	90%	—	—
Expense Ratio		—	—
Investor Shares	0.42%
Admiral Shares	0.23%
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13%	14%	12%
Consumer Staples	6	9	9
Energy	7	4	9
Financials	9	9	23
Health Care	16	18	12
Industrials	16	15	11
Information Technology	25	26	15
Materials	3	3	3
Telecommunication
Services	1	1	3
Utilities	1	1	3
Short-Term Reserves	3%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.91
Beta	1.06	1.17

Ten Largest Holdings[4](% of total net assets)

Microsoft Corp.	systems software	3.0%
Oracle Corp.	systems software	2.3
Cisco Systems, Inc.	communications equipment	1.8
The Walt Disney Co.	movies and entertainment	1.6
ConocoPhillips Co.	integrated oil and gas	1.2
Manpower Inc.	human resource and employment services	1.1
GlobalSantaFe Corp.	oil and gas drilling	1.1
Accenture Ltd.	IT consulting and other services	1.1
Network Appliance, Inc.	computer storage and peripherals	1.0
Freeport-McMoRan Copper & Gold, Inc.	diversified metals and mining	1.0
Top Ten		15.2%

Investment Focus

1 Russell 3000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 30.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Morgan Growth Fund Investor Shares	8.20%	8.11%	8.03%	$21,656
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Russell 3000 Growth Index	6.05	4.83	5.27	16,718
Average Multi-Cap Growth Fund[1]	4.86	6.75	6.46	18,700

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Morgan Growth Fund Admiral Shares	8.39%	8.27%	3.02%	$117,369
Dow Jones Wilshire 5000 Index	10.48	8.64	4.45	126,376
Russell 3000 Growth Index	6.05	4.83	–0.14	99,260

1 Derived from data provided by Lipper Inc.

2 May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
Consumer Discretionary (12.5%)
	The Walt Disney Co.	3,612,700	111,669
	News Corp., Class A	3,334,000	65,513
	J.C. Penney Co., Inc. (Holding Co.)	837,700	57,290
	American Eagle Outfitters, Inc.	1,282,500	56,212
	Sherwin-Williams Co.	662,600	36,960
*	Viacom Inc. Class B	950,300	35,332
	Abercrombie & Fitch Co.	462,455	32,131
	Darden Restaurants Inc.	753,600	32,005
	International Game Technology	661,800	27,465
	Yum! Brands, Inc.	497,100	25,874
	Home Depot, Inc.	663,400	24,062
	Hilton Hotels Corp.	809,500	22,545
*	Comcast Corp. Class A	575,351	21,202
^	Garmin Ltd.	390,000	19,024
	Brinker International, Inc.	456,100	18,285
	Lowe’s Cos., Inc.	502,800	14,109
	Claire’s Stores, Inc.	454,900	13,265
	Target Corp.	222,400	12,288
	Black & Decker Corp.	142,500	11,307
	NIKE, Inc. Class B	128,300	11,242
	Omnicom Group Inc.	119,600	11,195
	Dollar General Corp.	774,700	10,559
	Barnes & Noble, Inc.	275,100	10,437
	Meredith Corp.	202,400	9,984
*	Starbucks Corp.	241,900	8,237
*	Kohl’s Corp.	126,800	8,232
*	Liberty Media Capital A	97,875	8,179
*	EchoStar Communications Corp. Class A	246,300	8,064
	Polo Ralph Lauren Corp.	123,800	8,009
	Williams-Sonoma, Inc.	242,100	7,842
	Thor Industries, Inc.	184,500	7,596
*	MGM Mirage, Inc.	191,300	7,554
	Best Buy Co., Inc.	128,550	6,885
	Limited Brands, Inc.	258,300	6,842

			Market
			Value•
		Shares	($000)
	Harman International Industries, Inc.	80,500	6,717
*	DIRECTV Group, Inc.	326,226	6,420
	Family Dollar Stores, Inc.	195,754	5,724
*	DreamWorks Animation SKG, Inc.	226,200	5,635
	Staples, Inc.	224,350	5,458
*	Expedia, Inc.	318,700	4,997
	Nordstrom, Inc.	117,400	4,966
	International Speedway Corp.	99,000	4,934
	Harley-Davidson, Inc.	74,200	4,656
	The McGraw-Hill Cos., Inc.	78,300	4,544
	TJX Cos., Inc.	152,700	4,280
	Johnson Controls, Inc.	59,300	4,254
*	Las Vegas Sands Corp.	62,100	4,245
	Harte-Hanks, Inc.	130,500	3,439
	News Corp., Class B	161,353	3,330
*	Liberty Media-Interactive A	139,374	2,840
*	Univision Communications Inc.	64,200	2,205
	Clear Channel Communications, Inc.	55,299	1,595
*	NVR, Inc.	2,770	1,482
	Advance Auto Parts, Inc.	31,770	1,047
	Gentex Corp.	45,000	639
	Ross Stores, Inc.	18,300	465
*	Comcast Corp. Special Class A	10,156	374
	Regal Entertainment Group Class A	6,400	127
			851,768
Consumer Staples (5.3%)
	The Procter & Gamble Co.	1,033,975	64,086
	PepsiCo, Inc.	942,500	61,508
	Altria Group, Inc.	626,200	47,936
	Wal-Mart Stores, Inc.	770,500	38,001
	The Pepsi Bottling Group, Inc.	681,600	24,197
	The Kroger Co.	970,200	22,450
	Brown-Forman Corp. Class B	171,493	13,145
	Walgreen Co.	278,900	12,380
	Colgate-Palmolive Co.	162,200	10,073
	Anheuser-Busch Cos., Inc.	198,700	9,440
	Costco Wholesale Corp.	181,899	9,037

			Market
			Value•
		Shares	($000)
	CVS Corp.	252,200	8,101
*	Energizer Holdings, Inc.	106,900	7,696
	Alberto-Culver Co. Class B	142,600	7,214
	McCormick & Co., Inc.	183,700	6,977
*	Herbalife Ltd.	182,400	6,909
	Carolina Group	104,000	5,761
	Estee Lauder Cos. Class A	131,100	5,287
	Sysco Corp.	136,100	4,553
	Kellogg Co.	13,700	678
			365,429
Energy (6.9%)
	ConocoPhillips Co.	1,331,900	79,288
	GlobalSantaFe Corp.	1,465,000	73,235
	Patterson-UTI Energy, Inc.	1,794,681	42,642
	Chevron Corp.	585,000	37,943
	XTO Energy, Inc.	864,862	36,437
	Schlumberger Ltd.	363,600	22,554
	Kinder Morgan, Inc.	206,000	21,599
*	Unit Corp.	357,600	16,439
*	Petro-Canada	394,654	15,922
	Tidewater Inc.	357,200	15,785
*	Grant Prideco, Inc.	391,606	14,893
	Holly Corp.	279,600	12,115
*	Helix Energy Solutions Group, Inc.	327,900	10,952
	Halliburton Co.	297,100	8,452
*	Nabors Industries, Inc.	272,000	8,092
	ENSCO International, Inc.	183,200	8,030
	Baker Hughes, Inc.	105,100	7,168
*	Pride International, Inc.	239,300	6,562
	Rowan Cos., Inc.	207,200	6,554
*	Transocean Inc.	74,800	5,478
	Petroleo Brasileiro Series A ADR	70,000	5,239
	Diamond Offshore Drilling, Inc.	66,400	4,805
	BJ Services Co.	156,500	4,715
	Occidental Petroleum Corp.	96,800	4,657
	Noble Corp.	42,500	2,728
	EOG Resources, Inc.	31,000	2,017
			474,301
Financials (8.5%)
	UBS AG (New York Shares)	982,000	58,242
	The Goldman Sachs Group, Inc.	261,000	44,153
	Muenchener Rueckversicherungs–Gesellschaft AG (Registered)	262,000	41,303
*	E*TRADE Financial Corp.	1,554,900	37,193
*	CB Richard Ellis Group, Inc.	1,466,700	36,081
	ACE Ltd.	599,400	32,805
	AFLAC Inc.	658,400	30,128
	W.R. Berkley Corp.	850,323	30,093
	American International
	Group, Inc.	453,886	30,074
	IndyMac Bancorp, Inc.	639,300	26,314
	Northern Trust Corp.	340,200	19,878

			Market
			Value•
		Shares	($000)
	American Express Co.	342,200	19,191
^	The First Marblehead Corp.	218,900	15,161
	Jones Lang LaSalle Inc.	176,700	15,104
*	AmeriCredit Corp.	571,400	14,279
	Synovus Financial Corp.	450,800	13,240
	State Street Corp.	194,700	12,149
	SEI Investments Co.	207,800	11,676
	Hudson City Bancorp, Inc.	860,400	11,400
	Ambac Financial Group, Inc.	111,000	9,185
	Host Marriott Corp. REIT	326,800	7,494
	Prudential Financial, Inc.	88,100	6,718
	Mellon Financial Corp.	156,700	6,127
	Charles Schwab Corp.	330,155	5,910
*	CBOT Holdings, Inc. Class A	44,300	5,351
	Golden West Financial Corp.	68,400	5,284
*	Berkshire Hathaway Inc.Class B	1,630	5,174
	Progressive Corp. of Ohio	197,500	4,847
	SLM Corp.	89,400	4,647
	MBIA, Inc.	68,800	4,227
	Franklin Resources Corp.	37,400	3,955
	Simon Property Group, Inc. REIT	38,500	3,489
	Forest City Enterprise Class A	58,127	3,156
*^	NYSE Group Inc.	26,900	2,011
	Commerce Bancorp, Inc.	53,900	1,979
	Capital One Financial Corp.	20,001	1,573
^	The St. Joe Co.	21,000	1,152
	Investors Financial Services Corp.	20,600	887
*	Arch Capital Group Ltd.	4,838	307
	Everest Re Group, Ltd.	850	83
			582,020
Health Care (15.1%)
	Abbott Laboratories	1,429,100	69,397
	AstraZeneca Group PLC ADR	1,103,700	68,981
	Johnson & Johnson	960,800	62,394
	Merck & Co., Inc.	1,480,000	62,012
	Schering-Plough Corp.	2,599,320	57,419
*	Coventry Health Care Inc.	635,775	32,755
	AmerisourceBergen Corp.	597,800	27,021
*	Amgen, Inc.	371,000	26,538
	Cardinal Health, Inc.	401,100	26,368
	Sanofi-Aventis	295,768	26,268
*	Intuitive Surgical, Inc.	248,000	26,152
*	Express Scripts Inc.	336,800	25,425
	Mylan Laboratories, Inc.	1,258,600	25,336
	Becton, Dickinson & Co.	354,100	25,024
*	Biogen Idec Inc.	559,500	24,998
	Eli Lilly & Co.	425,000	24,225
	Shionogi & Co., Ltd.	1,241,000	22,832
	Eisai Co., Ltd.	453,100	21,949
	UnitedHealth Group Inc.	416,400	20,487
*	Community Health Systems, Inc.	492,000	18,376

			Market
			Value•
		Shares	($000)
*	WellPoint Inc.	221,072	17,034
	Medtronic, Inc.	338,499	15,720
*	Endo Pharmaceuticals Holdings, Inc.	482,500	15,705
*	ICOS Corp.	589,100	14,763
*	ImClone Systems, Inc.	518,500	14,684
*	Forest Laboratories, Inc.	285,299	14,439
*	Emdeon Corp.	1,166,079	13,655
	McKesson Corp.	208,500	10,992
*	Thermo Electron Corp.	273,200	10,745
*	Cytyc Corp.	434,100	10,627
*	Genentech, Inc.	125,699	10,395
*	Lincare Holdings, Inc.	299,775	10,384
	Quest Diagnostics, Inc.	155,600	9,516
	Wyeth	185,798	9,446
*	Amylin Pharmaceuticals, Inc.	204,400	9,008
	Caremark Rx, Inc.	155,900	8,835
	Aetna Inc.	221,472	8,759
*	Laboratory Corp.of America Holdings	132,200	8,668
*	Alkermes, Inc.	535,000	8,480
*	Celgene Corp.	193,100	8,361
	Bausch & Lomb, Inc.	165,400	8,292
	Dade Behring Holdings Inc.	204,800	8,225
	Baxter International, Inc.	180,501	8,206
*	Techne Corp.	155,500	7,909
*	Gilead Sciences, Inc.	113,000	7,763
*	Barr Pharmaceuticals Inc.	141,100	7,329
	CIGNA Corp.	57,307	6,666
*	WellCare Health Plans Inc.	110,600	6,263
*	Millennium Pharmaceuticals, Inc.	598,700	5,957
*	Hospira, Inc.	153,500	5,874
*	Cephalon, Inc.	91,480	5,649
	HCA Inc.	112,300	5,603
*	Genzyme Corp.	78,200	5,276
*	Zimmer Holdings, Inc.	76,027	5,132
*	Sierra Health Services, Inc.	122,200	4,624
*	Boston Scientific Corp.	249,224	3,686
	Manor Care, Inc.	60,900	3,184
	Stryker Corp.	49,000	2,430
*	Invitrogen Corp.	15,600	989
*	Medco Health Solutions, Inc.	3,100	186
			1,033,416
Industrials (15.2%)
	Manpower Inc.	1,270,300	77,831
	The Boeing Co.	850,400	67,054
	Parker Hannifin Corp.	857,000	66,615
	Joy Global Inc.	1,620,350	60,940
	Emerson Electric Co.	715,400	59,993
	Illinois Tool Works, Inc.	1,152,600	51,753
	Rockwell Collins, Inc.	886,200	48,599
	Cummins Inc.	385,900	46,011
*	AMR Corp.	1,810,800	41,902

			Market
			Value•
		Shares	($000)
	C.H. Robinson Worldwide Inc.	706,400	31,491
	Fluor Corp.	330,000	25,374
	General Electric Co.	674,400	23,806
	Vallourec SA	87,000	20,261
	Southwest Airlines Co.	1,215,300	20,247
	General Dynamics Corp.	274,400	19,666
	PACCAR, Inc.	303,100	17,283
	United Technologies Corp.	271,600	17,206
	Trinity Industries, Inc.	529,000	17,018
	Robert Half International, Inc.	490,000	16,645
	3M Co.	219,900	16,365
	Norfolk Southern Corp.	367,600	16,193
	Caterpillar, Inc.	236,100	15,535
*	Thomas & Betts Corp.	304,600	14,532
	W.W. Grainger, Inc.	199,800	13,391
	The Corporate Executive Board Co.	144,500	12,992
*	Terex Corp.	285,000	12,888
	United Parcel Service, Inc.	178,700	12,856
*	Continental Airlines, Inc.Class B	427,200	12,094
	Lockheed Martin Corp.	140,100	12,057
	Oshkosh Truck Corp.	234,400	11,830
	Equifax, Inc.	312,100	11,457
	Avery Dennison Corp.	183,800	11,059
*	Allied Waste Industries, Inc.	930,600	10,488
*	Gardner Denver Inc.	310,200	10,261
	MSC Industrial Direct Co., Inc. Class A	243,100	9,904
	FedEx Corp.	88,600	9,629
	Gol-Linhas Aereas Inteligentes S.A.	267,216	9,179
	Union Pacific Corp.	101,900	8,967
	Burlington Northern Santa Fe Corp.	112,400	8,255
	Waste Management, Inc.	213,800	7,842
*	Alliant Techsystems, Inc.	93,600	7,587
	Masco Corp.	258,800	7,096
	The Toro Co.	160,800	6,781
	Rockwell Automation, Inc.	113,100	6,571
	Knight Transportation, Inc.	375,000	6,356
*	McDermott International, Inc.	151,400	6,329
*	Covanta Holding Corp.	286,400	6,166
*	USG Corp.	131,000	6,162
	Herman Miller, Inc.	151,300	5,176
	Aramark Corp. Class B	136,800	4,495
	Precision Castparts Corp.	47,425	2,995
*	Monster Worldwide Inc.	54,815	1,984
	Republic Services, Inc.Class A	20,700	832
	Deere & Co.	2,600	218
*	Raytheon Co.Warrants Exp. 6/16/11	4,580	65
			1,046,282

			Market
			Value•
		Shares	($000)
Information Technology (24.4%)
	Communications Equipment (4.2%)
*	Cisco Systems, Inc.	5,234,600	120,396
	QUALCOMM Inc.	1,649,300	59,952
	Motorola, Inc.	2,091,199	52,279
	Nokia Corp. ADR	1,453,200	28,614
	Harris Corp.	421,100	18,735
*	Corning, Inc.	474,600	11,585

	Computers & Peripherals (3.5%)
*	Network Appliance, Inc.	1,935,200	71,622
	Hewlett-Packard Co.	1,482,400	54,389
*	Western Digital Corp.	2,019,300	36,549
	International Business Machines Corp.	268,900	22,034
*	Apple Computer, Inc.	262,100	20,190
*	NCR Corp.	359,600	14,197
*	Dell Inc.	603,600	13,786
*	EMC Corp.	579,900	6,947

	Electronic Equipment & Instruments (2.0%)
	CDW Corp.	436,400	26,917
	Jabil Circuit, Inc.	897,600	25,644
	Molex, Inc.	577,600	22,509
*	Agilent Technologies, Inc.	327,700	10,713
	Amphenol Corp.	161,600	10,007
*	Ingram Micro, Inc. Class A	482,200	9,239
*	Mettler-Toledo International Inc.	138,500	9,162
	Hon Hai Precision Industry Co., Ltd.	1,391,602	8,470
*	Vishay Intertechnology, Inc.	496,000	6,964
*	Flextronics International Ltd.	436,326	5,515
	AVX Corp.	283,900	5,021

	Internet Software & Services (0.6%)
*	Google Inc.	66,200	26,606
*	Yahoo! Inc.	333,100	8,421
*	eBay Inc.	263,700	7,479

	IT Services (2.9%)
	Accenture Ltd.	2,301,500	72,981
*	Fiserv, Inc.	911,100	42,904
	Global Payments Inc.	434,200	19,109
*	Ceridian Corp.	693,239	15,501
	First Data Corp.	286,800	12,046
	Automatic Data Processing, Inc.	177,900	8,422
*	DST Systems, Inc.	133,400	8,227
	Electronic Data Systems Corp.	303,200	7,434
*	CheckFree Corp.	135,708	5,607
*	Alliance Data Systems Corp.	91,176	5,032
*	Affiliated Computer Services, Inc. Class A	51,000	2,645
*	Iron Mountain, Inc.	33,200	1,426

			Market
			Value•
		Shares	($000)
	Semiconductors & Semiconductor Equipment (4.1%)
*	LAM Research Corp.	1,259,000	57,070
*	Altera Corp.	2,550,000	46,869
	Intel Corp.	1,832,900	37,703
*	NVIDIA Corp.	1,074,000	31,780
	National Semiconductor Corp.	940,300	22,125
	Microchip Technology, Inc.	509,000	16,502
	Texas Instruments, Inc.	491,000	16,326
	Linear Technology Corp.	480,200	14,944
*	Micron Technology, Inc.	554,800	9,654
*	Advanced Micro Devices, Inc.	354,000	8,797
	Applied Materials, Inc.	436,999	7,748
*	Teradyne, Inc.	485,300	6,387
*	Freescale Semiconductor, Inc.Class B	84,800	3,223
*	MEMC Electronic Materials, Inc.	51,700	1,894

	Software (7.1%)
	Microsoft Corp.	7,533,975	205,904
*	Oracle Corp.	8,746,100	155,156
*	Mercury Interactive Corp.	422,000	21,748
*	Red Hat, Inc.	809,800	17,071
*	Amdocs Ltd.	422,300	16,723
*	BMC Software, Inc.	506,699	13,792
*	Cadence Design
	Systems, Inc.	620,200	10,519
	Fair Isaac, Inc.	275,600	10,079
*	Intuit, Inc.	283,600	9,101
*	Autodesk, Inc.	210,000	7,304
*	Adobe Systems, Inc.	124,800	4,674
*	Compuware Corp.	579,100	4,511
*	Symantec Corp.	208,188	4,430
			1,677,310
Materials (3.3%)

	Freeport-McMoRan Copper & Gold, Inc.Class B	1,328,264	70,743
	Newmont Mining Corp. (Holding Co.)	988,398	42,252
	Nucor Corp.	520,500	25,760
*	Pactiv Corp.	890,500	25,308
	Antofagasta PLC	2,775,000	23,724
	Martin Marietta Materials, Inc.	213,400	18,058
	Phelps Dodge Corp.	122,696	10,392
	Allegheny Technologies Inc.	120,100	7,469
	Monsanto Co.	130,157	6,119
			229,825
Telecommunication Services (1.3%)
	AT&T Inc.	875,000	28,489
*	American Tower Corp.Class A	525,000	19,162
	Sprint Nextel Corp.	783,131	13,431
*	Qwest Communications International Inc.	1,186,700	10,348

			Market
			Value•
		Shares	($000)

	Telephone & Data Systems, Inc.	239,500	10,083
*	Leap Wireless International, Inc.	80,900	3,923
*	U.S. Cellular Corp.	31,200	1,863
			87,299
Utilities (0.9%)
*	AES Corp.	1,944,800	39,654
*	Allegheny Energy, Inc.	470,136	18,885
	Questar Corp.	25,200	2,061
			60,600
Exchange-Traded Fund (0.8%)
2	Vanguard Growth ETF	1,044,900	57,302
Total Common Stocks
(Cost $5,788,167)			6,465,552
Temporary Cash Investments (6.7%)[1]
Money Market Fund (3.0%)
3	Vanguard Market
	Liquidity Fund,
	5.306%	175,587,513	175,588
3	Vanguard Market
	Liquidity Fund,
	5.306%—Note G	27,406,400	27,406
			202,994

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (3.5%)
	Morgan Stanley Holdings, Inc.
	5.35%, 10/2/06 (Dated 9/29/06,
	Repurchase Value $242,208,000,
	collateralized by Federal Home
	Loan Mortgage Corp.
	4.500%–6.500%, 4/1/21–10/1/36,
	Federal National Mortgage Assn.
	4.500%–6.000%,
	7/1/19–9/1/36)	242,100	242,100
U.S. Agency Obligations (0.2%)
4	Federal Home Loan Mortgage Corp.
5	5.150%, 12/26/06	8,000	7,904
4	Federal National Mortgage Assn.
5	5.341%, 10/18/06	8,000	7,979
			15,883
Total Temporary Cash Investments
(Cost $460,977)			460,977
Total Investments (100.9%)
(Cost $6,249,144)			6,926,529
Other Assets and Liabilities (–0.9%)
Other Assets—Note C			132,964
Payables for Investment
	Securities Purchased		(153,405)
Other Liabilities—Note G			(44,303)
			(64,744)
Net Assets (100%)			6,861,785

At September 30, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	5,995,284
Undistributed Net Investment Income	43,399
Accumulated Net Realized Gains	142,602
Unrealized Appreciation (Depreciation)
Investment Securities	677,385
Futures Contracts	3,119
Foreign Currencies	(4)
Net Assets	6,861,785

Investor Shares—Net Assets
Applicable to 281,971,093 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,170,825
Net Asset Value Per Share—Investor Shares	$18.34

Admiral Shares—Net Assets
Applicable to 29,695,900 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,690,960
Net Asset Value Per Share—
Admiral Shares	$56.94

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 3.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $15,883,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1,2]	69,687
Interest[2]	16,170
Security Lending	830
Total Income	86,687
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,061
Performance Adjustment	950
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,292
Management and Administrative—Admiral Shares	1,537
Marketing and Distribution—Investor Shares	1,194
Marketing and Distribution—Admiral Shares	309
Custodian Fees	83
Auditing Fees	23
Shareholders’ Reports—Investor Shares	137
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	8
Total Expenses	23,597
Expenses Paid Indirectly—Note D	(912)
Net Expenses	22,685
Net Investment Income	64,002
Realized Net Gain (Loss)
Investment Securities Sold[2]	564,512
Futures Contracts	2,479
Foreign Currencies	(440)
Realized Net Gain (Loss)	566,551
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(149,556)
Futures Contracts	2,147
Foreign Currencies	(23)
Change in Unrealized Appreciation (Depreciation)	(147,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	483,121

1 Dividends are net of foreign withholding taxes of $1,023,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $545,000, $9,710,000, and $0, respectively.

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,002	43,197
Realized Net Gain (Loss)	566,551	345,489
Change in Unrealized Appreciation (Depreciation)	(147,432)	370,462
Net Increase (Decrease) in Net Assets Resulting from Operations	483,121	759,148
Distributions
Net Investment Income
Investor Shares	(25,348)	(29,142)
Admiral Shares	(9,445)	(4,441)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(34,793)	(33,583)
Capital Share Transactions—Note H
Investor Shares	281,742	(210,401)
Admiral Shares	482,819	505,807
Net Increase (Decrease) from Capital Share Transactions	764,561	295,406
Total Increase (Decrease)	1,212,889	1,020,971
Net Assets
Beginning of Period	5,648,896	4,627,925
End of Period[1]	6,861,785	5,648,896

1 Net Assets—End of Period includes undistributed net investment income of $43,399,000 and $17,099,000.

Financial Highlights

Morgan Growth Fund Investor Shares

			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value,Beginning of Period	$17.04	$14.77	$13.34	$10.49	$12.71
Investment Operations
Net Investment Income	.165	.129[1]	.05	.04	.049
Net Realized and Unrealized Gain (Loss) on Investments	1.230	2.246	1.42	2.85	(2.194)
Total from Investment Operations	1.395	2.375	1.47	2.89	(2.145)
Distributions
Dividends from Net Investment Income	(.095)	(.105)	(.04)	(.04)	(.075)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.095)	(.105)	(.04)	(.04)	(.075)
Net Asset Value,End of Period	$18.34	$17.04	$14.77	$13.34	$10.49

Total Return	8.20%	16.12%	11.03%	27.62%	–17.04%

Ratios/Supplemental Data
Net Assets,End of Period (Millions)	$5,171	$4,539	$4,115	$3,329	$2,369
Ratio of Total Expenses to Average Net Assets[2]	0.42%	0.41%	0.44%	0.50%	0.48%
Ratio of Net Investment Income to Average Net Assets	0.95%	0.82%[1]	0.32%	0.31%	0.37%
Portfolio Turnover Rate	90%	88%	88%	91%	104%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.044 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.01%, 0.00%, and 0.00%.

Morgan Growth Fund Admiral Shares
			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$52.91	$45.84	$41.40	$32.58	$39.44
Investment Operations
Net Investment Income	.620	.500[1]	.212	.17	.20
Net Realized and Unrealized Gain (Loss)on Investments	3.808	6.956	4.416	8.83	(6.79)
Total from Investment Operations	4.428	7.456	4.628	9.00	(6.59)
Distributions
Dividends from Net Investment Income	(.398)	(.386)	(.188)	(.18)	(.27)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.398)	(.386)	(.188)	(.18)	(.27)
Net Asset Value, End of Period	$56.94	$52.91	$45.84	$41.40	$32.58

Total Return	8.39%	16.32%	11.19%	27.73%	–16.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,691	$1,110	$513	$390	$246
Ratio of Total Expenses to Average Net Assets[2]	0.23%	0.24%	0.30%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.14%	0.96%[1]	0.47%	0.45%	0.49%
Portfolio Turnover Rate	90%	88%	88%	91%	104%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.184 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.01%, 0.00%, and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Franklin Portfolio Associates, LLC, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index; the basic fee of Franklin Portfolio Associates, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $475,000 for the year ended September 30, 2006.

For the year ended September 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $950,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $707,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $900,000 and custodian fees by $12,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2006, the fund realized net foreign currency losses of $440,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,469,000 from undistributed net investment income, and $5,706,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $417,320,000 to offset taxable capital gains realized during the year ended September 30, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2006, the fund had $53,858,000 of ordinary income and $146,400,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $6,249,826,000. Net unrealized appreciation of investment securities for tax purposes was $676,703,000, consisting of unrealized gains of $855,525,000 on securities that had risen in value since their purchase and $178,822,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	536	180,284	3,114
E-mini S&P 500 Index	408	27,446	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended September 30, 2006, the fund purchased $6,097,119,000 of investment securities and sold $5,400,596,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at September 30, 2006, was $26,743,000, for which the fund received cash collateral of $27,406,000.

H. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,021,080	57,014	761,581	47,482
Issued in Lieu of Cash Distributions	24,672	1,378	28,186	1,757
Redeemed	(764,010)	(42,825)	(1,000,168)	(61,446)
Net Increase (Decrease)—Investor Shares	281,742	15,567	(210,401)	(12,207)
Admiral Shares
Issued	680,890	12,292	575,357	11,175
Issued in Lieu of Cash Distributions	6,969	125	3,187	64
Redeemed	(205,040)	(3,693)	(72,737)	(1,457)
Net Increase (Decrease)—Admiral Shares	482,819	8,724	505,807	9,782

I.In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,706,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $34,793,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 90.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.20%	8.11%	8.03%
Returns After Taxes on Distributions	8.11	7.99	6.24
Returns After Taxes on Distributions and Sale of Fund Shares	5.44	6.99	6.13

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$983.91	$2.09
Admiral Shares	1,000.00	984.95	1.09
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$2.13
Admiral Shares	1,000.00	1,023.97	1.12

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral ,Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2006: $23,000
Fiscal Year Ended September 30, 2005: $20,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2006: $2,347,620
Fiscal Year Ended September 30, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2006: $530,000
Fiscal Year Ended September 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2006: $0
Fiscal Year Ended September 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.